COMMITMENTS AND CONTINGENCIES	12 Months Ended
Mar. 31, 2024
Commitments and Contingencies Disclosure [Abstract]
COMMITMENTS AND CONTINGENCIES

NOTE 11 – COMMITMENTS AND CONTINGENCIES

Legal Proceedings

The Company may be involved in legal proceedings, claims and assessments arising in the ordinary course of business. Such matters are subject to many uncertainties, and outcomes are not predictable with assurance. There are no such matters that are deemed material to the financial statements as of March 31, 2024 (March 31, 2023: Nil).

Earnout shares

Pursuant to the Merger Agreement, certain shareholders of SVH (the “Pre-Closing Company Shareholders”) and certain shareholders of SVM India (the “Other SVM India Stockholders” and together with the Pre-Closing Company Shareholders, the “Earnout Group”) are entitled to receive their Pro Rata Portion (as defined in the Merger Agreement) of up to 25,000,000 SVH Shares (the “Earnout Shares”).

Earn Out Share payments are within the scope of ASC 480. The Company agreed to issue 25,000,000 Earn Out Shares over a three-year period based on Vehicle Sales Revenue earned at each year, or in the aggregate for the three years. However, the number of shares to be delivered can vary based on the discretion of the Company Board to waive the applicable Vehicle Sales Revenue trigger and release all or any portion of the Earnout shares available, accordingly a liability will be record for the fair value of the Earn Out shares.

At the Extraordinary General Meeting of Shareholders (the “Meeting”) of the Company convened at June 27, 2024, shareholders approved the amendment to the agreement to permit the Issuance of Earnout Shares (as defined below) without the occurrence of Milestone Events (as defined in the Merger Agreement) (the “Amendment of the Earnout Agreement”). Pursuant to the amendment, the Escrow Shares (as defined in that certain Agreement and Plan of Merger (the “Merger Agreement”), dated as of March 13, 2023, by and among the Company, Mobiv Acquisition Corp, and Pegasus Merger Sub Inc.) shall be released to the Earnout Group (as defined in the Merger Agreement) immediately, but subject to vesting in three equal tranches each year over a three-year period (each year a “Vesting Period”) with 1st vesting amount effective from approval of this EGM, regardless of the lack of occurrence of Milestone Events. The Earnout Group shall receive the Escrow Shares multiplied by the weighted average exchange ratio of 15.59 per Escrow Share to reflect the Company’s additional share issuances at the Closing of the Business Combination (as defined in the Merger Agreement) and, if the Reverse Share Split and Share Consolidation are implemented, subsequently divided by the consequent number in the final RS Ratio (for example, 15 for an RS Ratio of 1:15) as determined by the Board of Directors to reflect the effect of the Reverse Share Split and Share Consolidation on the number of ordinary shares on issue. Therefore, the Earnout Group shall receive a total of as low as 25,983,334 if the Reverse Share Split and Share Consolidation are implemented (at an RS Ratio of 1:15) and 389,750,000 Earnout Shares if the Reverse Share Split and Share Consolidation are not implemented (the “Earnout Shares”) (the “Issuance of Earnout Shares”).

Exchange Agreements.

At the Closing, certain shareholders of SRIVARU Motors Private Limited , a private limited company organized under the laws of India and a majority-owned subsidiary of SVH (“SVM India”) will enter into exchange agreements (the “Exchange Agreements”) with SVH, pursuant to which, among other things, such shareholders of SVM India will have a right to transfer one or more of the shares owned by them in SVM India to SVH in exchange for the delivery of SVH Shares or cash payment, subject to the terms and conditions set forth in the Exchange Agreements.